Exhibit 10.4

Canada - BC, AB, ON, QB

KODIAK ENERGY, INC. – FLOW-THROUGH SUBSCRIPTION AGREEMENT

A completed and originally executed copy of this Subscription Agreement and Schedules A. B and C, if applicable, duly completed and signed, must be delivered to the Agent.

TO:	Kodiak Energy, Inc. (the “Corporation”)

AND TO:	Research Capital Corporation (the “Agent”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of common shares of the Corporation to be issued on a “flow-through” basis pursuant to the Income Tax Act (Canada) (“Flow-Through Shares”) set forth below for the aggregate subscription price set forth below (the “Subscription Amount”), representing a subscription price of US$3.00 per Flow-Through Share, upon and subject to the terms and conditions set forth in the attached “Terms and Conditions of Subscription For FLOW-THROUGH SHARES of  KODIAK ENERGY, INC.” (the “Terms and Conditions”) (together with this page and the attached Schedules, the “Subscription Agreement”).

Subscriber’s Particulars:

________________________________________________________
Name of Subscriber - please print

By:       __________________________________________________
            Authorized Signature

________________________________________________________
Name and Official Capacity or Title of signatory if not Subscriber
(please print)

________________________________________________________
Subscriber’s Residential Address

________________________________________________________
City/Town                                 Province                              Postal Code

_________________________         ___________________________
Telephone Number                                                               Fax Number

________________________________________________________
e-mail address

________________________________________________________
SIN/Federal Corporate Tax Account number

The Subscriber owns, directly or indirectly, the following securities (including options) of the Corporation: ________________________
The Subscriber is❒ or is not ❒ an insider of the Corporation; or
The Subscriber is❒ or is not ❒ a member of the pro group of the Corporation
[Please check the applicable box(s)]

Number of Flow-Through Shares :____________________

Aggregate Subscription Price:  $_______________________
If the Subscriber is signing as agent for a principal, unless it is deemed to be purchasing as principal under NI 45-106, complete the following and ensure that the applicable Schedule(s) are completed on behalf of such principal:

________________________________________________________
Name of Principal

________________________________________________________
Principal’s Residential  Address

________________________________________________________
City/Town                                 Province                              Postal Code

________________________________________________________
Principal’s Telephone Number

________________________________________________________
Principal’s e-mail address

________________________________________________________
Principal’s SIN/Federal Corporate Tax Account Number

Register the Flow-Through Shares as above ☐ , or as set forth below:

________________________________________________________
Name

________________________________________________________
Account reference, if applicable

________________________________________________________
Address

________________________________________________________
City/Town                                   Province                             Postal Code

Certificates for Flow-Through Shares will be delivered to the registered shareholder unless delivery is otherwise specified as set forth below:

________________________________________________________
Account reference, if applicable

________________________________________________________
Contact Name and Telephone Number

________________________________________________________
Address

________________________________________________________
City/Town                                 Province                              Postal Code

ACCEPTANCE:  The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement and the Corporation represents and warrants to the Subscriber that the representations and warranties made by the Corporation to the Agent  in the Agency Agreement (as defined herein) are true and correct in all material respects as of the Closing Date (as defined herein) (save and except as may be waived by the Agent) and that the Subscriber is entitled to rely thereon and on the terms, conditions and covenants contained in the Agency Agreement as if the Subscriber were a party thereto.

DATED this _____ day of ___________________, 2007 KODIAK ENERGY, INC.	Subscription No:
Per: __________________________________________

This is the first page of an agreement comprised of 18 pages (not including Schedules A, B and C).

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TERMS AND CONDITIONS OF SUBSCRIPTION FOR FLOW-THROUGH SHARES OF
KODIAK ENERGY, INC.

1.	Terms of the Offering. The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) acknowledges that:

(a)	this subscription is subject to rejection or allotment by the Corporation in whole or in part at any time and in accordance with applicable Securities Laws (as defined herein);

(b)
the Flow-Through Shares subscribed for by it hereunder form part of a larger issuance and sale by the Corporation of up to 2,250,000 Flow-Through Shares at a subscription price of US$3.00 per Flow-Through Share and up to 2,700,000 regular common shares in the capital of the Corporation (the “Common Shares”) at a subscription price of US$2.50 per Common Share (together the “Offering”);

(c)
the Offering is not subject to any minimum subscription level, and therefore, any funds invested under this Subscription Agreement are available to the Corporation and will be paid on the Closing Date to the Corporation, and need not be refunded to the Subscriber unless the Closing Date does not occur by such date as may be agreed to by the Corporation and the Agent;

(d)
if the Closing Date does not occur on or before October 30, 2007, or such other date as may be agreed to by the Corporation and the Agent, or in the event that the Corporation rejects the Subscription Agreement, the subscription proceeds will be promptly returned to the Subscriber, without interest or deduction;

(e)
the Corporation has also granted the Agent an option (the “Over-Allotment Option”), exercisable at any time up to and including the closing of the Offering to increase the size of the Offering by up to 1,400,000 Common Shares at a subscription price of US$2.50 per Common Share;

(f)
the Corporation and Agent have entered into, or will enter into prior to the Closing Date, an agreement (the “Agency Agreement”) whereby the Agent, in connection with the Offering will receive from the Corporation a commission equal to 8% of the gross proceeds of the Offering,  (including any gross proceeds of the Over-Allotment Option) and options exercisable at any time up to 18 months following the closing of the Offering to purchase Common Shares in an amount equal to 8% of the Offering (including the Over-Allotment Option) at the same prices and in the same proportions as the Common Shares and Flow-Through Shares issued pursuant to the Offering (including the Over-Allotment Option);

(g)
in the event that the Offering closes but the Common Shares are not listed for trading on the Toronto Stock Exchange or the TSX Venture Exchange by December 15, 2007, the Corporation shall pay an interest penalty to the Subscriber in the amount of 2% of the Subscription Amount per month thereafter on a pro rata basis, pursuant to the terms to be agreed upon in the Agency Agreement; and

(h)
the Corporation is a company incorporated under the laws of the State of Delaware, and because the Corporation is located outside of Canada, it may not be possible for you to effect service of process on them within Canada or to enforce against them, in Canada, judgements obtained in Canadian courts; further, it may not be possible to enforce judgments of Canadian courts against the Corporation in the United States.

2.	Definitions. In this Subscription Agreement, unless the context otherwise requires:

(a)
“Accredited Investor Status Certificate” means the Accredited Investor Status Certificate in the form attached hereto as Schedule A which is required to be completed by a Subscriber who is purchasing securities as an “accredited investor” pursuant to NI 45-106;

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(b)	“affiliate”, “distribution” and “insider” have the respective meanings ascribed to them in the Securities Act (Alberta);

(c)
“Canadian Development Expense(s)” or “CDE” means Canadian development expenses described in paragraph (a) or (b) of the definition of “Canadian development expense” in subsection 66.2(5) of the Tax Act or would be described in paragraph (f) of such definition if the words “any of paragraphs (a) to (e)” in that paragraph were read as “paragraphs (a) and (b)”, excluding amounts which are prescribed to constitute “Canadian exploration and development overhead expense” under the Tax Act and the amount of any assistance described in paragraphs 66(12.62)(a) and 66(12.601)(c) of the Tax Act;

(d)
“Canadian Exploration Expense(s)” or “CEE” means expenses described in paragraphs (a) or (d) of the definition of “Canadian exploration expense” in subsection 66.1(6) of the Tax Act, or would be described in paragraph (h) of such definition if the words “paragraphs (a) to (d) and (f) to (g.1)” were read as “paragraphs (a) and (d)”, excluding amounts which are prescribed to constitute “Canadian exploration and development overhead expense” under the Tax Act, the amount of any assistance described in paragraph 66(12.6)(a) of the Tax Act and the cost of any seismic data which constitutes a “specified expense” within the meaning of paragraph 66(12.6)(b.1) of the Tax Act;

(e)
“Closing” means the completion of the issue and sale by the Corporation and the purchase by the Subscribers of the Flow-Through Shares pursuant to the subscription agreements, in the form of this Subscription Agreement or the subscription agreement for Common Shares, completed by Subscribers;

(f)	“Closing Date” means October 15, 2007 or such other date as the Corporation and Agent may determine;

(g)	“Closing Time” means 8:00 a.m. (Calgary time) on the Closing Date or such other time as the Corporation and Agent may determine;

(h)	“CRA” means Canada Revenue Agency;

(i)	“Designated Provinces” means British Columbia, Alberta, Ontario and Quebec and such other provinces that may be designated by the Corporation and Agent prior to the Closing Date;

(j)	“Expenditure Period” means the period commencing on the date of acceptance by the Corporation of this Subscription Agreement and ending on the earlier of:

(i)	the date on which the Subscription Amount has been fully expended in accordance with the terms hereof; and

(ii)	December 31, 2008;

(k)	“founder” means, in respect of the Corporation, a person who:

(i)
acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation; and

(ii)	at the time of the trade is actively involved in the business of the Corporation;

(l)	“material” means material in relation to the Corporation and its subsidiaries considered on a consolidated basis;

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(m)	“Offering” has the meaning given thereto in section 1;

(n)	“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions;

(o)	“person” includes:

(i)	an individual;

(ii)	a corporation;

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(p)	“Principal-Business Corporation” means a “principal-business corporation” as defined in subsection 66(15) of the Tax Act;

(q)	“Qualifying CDE” means an amount of CDE incurred by the Corporation which is eligible for renunciation as CEE under subsection 66(12.601) of the Tax Act;

(r)	“Qualifying Expenditures” means expenses that are Qualifying CDE or CEE incurred by the Corporation during the Expenditure Period;

(s)	“Regulation” means a regulation promulgated pursuant to the Tax Act;

(t)	“Securities Commissions” means, collectively, the securities commission or other securities regulatory authority in each of the Designated Provinces;

(u)
“Securities Laws” means collectively, the applicable securities laws of each of the Designated Provinces and the respective instruments, regulations and rules made and forms prescribed thereunder together with all applicable published policy statements, blanket orders, rulings and notices of the Securities Commissions;

(v)	“Shares” means Flow-Through Shares and Common Shares issued pursuant to the Offering;

(w)	“spouse” means an individual who:

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta);

(x)	“Subscribers” means all subscribers for the Shares pursuant to the Offering, including the Subscriber;

(y)	“Tax Act” means the Income Tax Act (Canada), together with any and all Regulations, as amended from time to time; and

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(z)	“U.S. Securities Act” means the United States Securities Act of 1933.

3.
Delivery and Payment.  The Subscriber agrees that the following documents shall be delivered to Research Capital Corporation, 199 Bay Street, Suite 4500, Commerce Court West, Box 368, Toronto, Ontario M5L 1G2, Attention:  P. Gage Jull, not later than 5:00 p.m. (Toronto time) on the day that is 2 business days prior to the Closing Date or such other date or place as the Corporation may advise:

(a)	a completed and duly signed copy of this Subscription Agreement;

(b)
if the Subscriber is purchasing Flow-Through Shares as an “accredited investor” (as such term is defined in NI 45-106), a completed and duly signed copy of the NI 45-106 Accredited Investor Status Certificate attached hereto as Schedule A;

(c)
if the Subscriber is purchasing Flow-Through Shares as a close friend or business associate pursuant to section 7(g)(ii), a completed and duly signed copy of the close personal friend/close business associate questionnaire attached hereto as Schedule B;

(d)	if the Subscriber is a corporation, a completed and duly signed copy of Form 4C, Corporate Placee Registration Form attached hereto as Schedule C;

(e)	any other documents required by applicable Securities Laws which the Corporation or Agent requests; and

(f)
a certified cheque or bank draft made payable in same day freely transferable Canadian funds at par in Calgary, Alberta to “Research Capital Corporation” representing the aggregate Subscription Amount payable by the Subscriber for the Flow-Through Shares, or such other method of payment as the Agent may accept.

The Subscriber acknowledges and agrees that documents referred to in subsections 3(b), (c), (d) and (e), when executed and delivered by the Subscriber, will form part of and will be incorporated into this Subscription Agreement with the same effect as if each constituted a representation and warranty or covenant of the Subscriber hereunder in favour of the Corporation.  The Subscriber consents to the filing of such documents as may be required to be filed with the applicable securities regulatory authorities in connection with the transactions contemplated hereby.  The Subscriber acknowledges and agrees that this subscription, the Subscription Amount and any other documents delivered in connection herewith will be held by the Agent until Closing.

4.
Closing.  The transactions contemplated hereby will be completed at the Closing Time at the offices of Borden Ladner Gervais LLP in Calgary, Alberta and the Subscriber agrees and acknowledges as follows:

(a)
at the Closing Time, subject to the terms and conditions of the Agency Agreement, the Agent shall deliver to the Corporation all completed subscription agreements, including this Subscription Agreement, and the aggregate Subscription Amount against delivery by the Corporation of the certificates representing the Flow-Through Shares and such other documentation as may be required, and

(b)
the Agent is hereby irrevocably appointed to act in its sole and absolute discretion as the Subscriber’s agent to represent the Subscriber at the Closing for the purpose of all closing matters and deliveries of documents and receipt of certificates representing the Flow-Through Shares.  Without limiting the generality of the foregoing, the Agent is irrevocably authorized, in its sole and absolute discretion: (i) to complete or correct manifest errors or omissions in the information provided by the Subscriber in this Subscription Agreement and any other forms or documents delivered by the Subscriber in connection with the transactions contemplated hereby, if any; (ii) to receive on its behalf certificates representing the Flow-Through Shares purchased under this Subscription Agreement (iii)  to act as its representative at the closing and to execute in its name and on its behalf all closing receipts and documents required; (iv) to approve any opinions, certificates or other documents addressed to the Subscriber; (v) to waive, in whole or in part, any representations, warranties, covenants or conditions for the benefit of the Subscriber and contained in the Agency Agreement; (vi) to register or permit the registration of the Flow-Through Shares purchased hereunder by way of one or more certificates registered in the name of the Agent and/or in the name of each subscriber to the offering of Flow-Through Shares and/or in the name of such other nominee or nominees as the Corporation and the Agent may agree; and (vii) to exercise any rights of termination contained in the Agency Agreement.

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5.
Representations, Warranties and Covenants of the Corporation Regarding the Flow-Through Shares.  By accepting this Subscription Agreement, the Corporation represents, warrants and covenants to the Subscriber as follows:

(a)
the Corporation and each of its subsidiaries have been duly incorporated and are validly subsisting and in good standing under the laws of their incorporation and the Corporation has all requisite corporate power and capacity to enter into, and has all requisite corporate power and capability to carry out its obligations under, this Subscription Agreement;

(b)
on the Closing Date, the Corporation will have taken all corporate steps and proceedings necessary to approve the transactions contemplated hereby, including the execution and delivery of this Subscription Agreement;

(c)
no order ceasing or suspending trading in the securities of the Corporation nor prohibiting the sale of such securities has been issued to the Corporation or its directors, officers or promoters and, to the best of the knowledge of the Corporation, no investigations or proceedings for such purposes are pending or threatened;

(d)	the Corporation has full corporate power and authority to undertake the Offering of Flow-Through Shares contemplated hereby and to issue the Flow-Through Shares;

(e)
as of the date hereof, the taxable capital amount of the Corporation, as that expression is defined under subsection 66(12.6011) of the Tax Act, does not exceed $15,000,000 for the purpose of determining the Corporation’s right to renounce Qualifying CDE to the Subscriber pursuant to subsection 66(12.601) of the Tax Act;

(f)	the Corporation is not a party to any other agreement for the issuance of Flow-Through Shares for which the required expenditures have not been incurred;

(g)	at the Closing Time, the Flow-Through Shares will be duly and validly created, authorized and issued as fully paid and non-assessable Common Shares;

(h)	the Corporation has complied and will comply with all applicable corporate and securities laws in connection with the offer, sale and issuance of the Flow-Through Shares;

(i)
the issuance and sale of the Flow-Through Shares and the incurring and renouncing of Qualifying Expenditures to the Subscriber pursuant hereto does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any law, regulation, order or ruling applicable to the Corporation, or any agreement or instrument to which the Corporation is a party or by which it is bound;

(j)	the Corporation has not received notice from any applicable regulatory authority that it is in material default of any applicable securities laws;

(k)
the Corporation acknowledges that it is not now entitled to receive any assistance, as defined in the Tax Act, in respect of Qualifying Expenditures and in the event that the Corporation has received, is entitled to receive, or may reasonably be expected to receive, assistance at any time that may be reasonably be related to the Qualifying Expenditures, the Corporation will incur additional Qualifying Expenditures during the Expenditure Period in an amount sufficient to allow it to renounce to the Subscriber, the Subscription Amount;

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(l)	the Corporation is, and, at all material times will be, a Principal-Business Corporation;

(m)
except as a result of any agreement to which the Corporation is not a party and of which the Corporation has no knowledge, the Flow-Through Shares will, at the time of issuance, be “flow-through shares” as defined in subsection 66(15) of the Tax Act, and will not constitute “prescribed shares” for the purpose of Regulation 6202.1 of the Tax Act;

(n)
the Corporation will not be subject to the provisions of subsection 66(12.67) of the Tax Act in a manner which impairs the ability to renounce Qualifying Expenditures to the Subscriber in an amount equal to the Subscription Amount;

(o)
all Qualifying Expenditures renounced to the Subscriber pursuant to this Subscription Agreement will be Qualifying Expenditures incurred by the Corporation that, but for the renunciation to the Subscriber, the Corporation would be entitled to deduct in computing its income for the purposes of Part I of the Tax Act;

(p)
the Corporation will keep proper books, records and accounts of all Qualifying Expenditures and all transactions affecting the Subscription Amount and the Qualifying Expenditures and upon reasonable notice, to make such books, records and accounts available for inspection and audit by or on behalf of the Subscriber during normal business hours at the Subscriber’s expense and to provide such other assistance to the Subscriber as may be reasonably required should a dispute arise between the Subscriber and CRA with respect to the Qualifying Expenditures;

(q)
the Corporation will or will cause its wholly owned subsidiaries to incur, during the Expenditure Period, Qualifying Expenditures in such amount as enables the Corporation to renounce to the Subscriber, Qualifying Expenditures in an amount equal to the Subscription Amount;

(r)
the Corporation will renounce (in accordance with the Tax Act and this Subscription Agreement) to the Subscriber, effective on or before December 31, 2007, Qualifying Expenditures incurred during the Expenditure Period in an amount equal to Subscription Amount;

(s)	the Corporation will renounce the Qualifying CDE incurred hereunder only in accordance with subsection 66(12.601) of the Tax Act;

(t)
the Corporation will file with CRA, the form prescribed by subsection 66(12.68) of the Tax Act together with a copy of the form of this Subscription Agreement, within the time period prescribed by the Tax Act;

(u)
the Corporation will file with CRA, the form prescribed by subsection 66(12.7) of the Tax Act on or before the last day of the first month following each month in which any renunciation is made pursuant to the terms of this Subscription Agreement;

(v)
if the Corporation does not incur during the Expenditure Period and renounce to the Subscriber, effective on or before December 31, 2007, Qualifying Expenditures in an amount equal to the Subscription Amount, the Corporation shall indemnify the Subscriber as to, and pay to the Subscriber, an amount equal to the amount of any tax payable or that may become payable under the Tax Act (and under any corresponding provincial legislation) by the Subscriber as a consequence of such failure, such payment to be made on a timely basis once the amount is definitively determined;

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(w)
the Corporation will deliver to the Subscriber at the Subscriber’s address set forth above, not later than March 31, 2008, Form T101 Supplementary setting forth the aggregate amount of Qualifying Expenditures renounced to the Subscriber pursuant hereto for filing with the Subscriber’s tax return;

(x)
that the Corporation will not reduce the amount renounced to the Subscriber hereunder and, in the event the Minister responsible for CRA reduces the amount renounced to the Subscriber pursuant to subsection 66(12.73) of the Tax Act, the Corporation will indemnify the Subscriber as to, and pay to the Subscriber, an amount equal to the amount of any tax payable under the Tax Act (and under any corresponding provincial legislation) by the Subscriber as a consequence of such reduction, such payment to be made on a timely basis once the amount is definitively determined;

(y)
the Corporation will maintain its status as a Principal-Business Corporation until the earlier of January 1, 2009 and the date the Corporation has fulfilled its obligations to incur and renounce to the Subscriber Qualifying Expenditures or an amount equal to the Subscriber Amount;

(z)
that the Corporation has not and will not enter into transactions or take deductions which would otherwise reduce its cumulative CEE or cumulative CDE to an extent which would preclude a renunciation of Qualifying Expenditures hereunder in an amount equal to the Subscription Amount as contemplated herein;

(aa)	that none of the Qualifying Expenditures will be renounced pursuant to a “prohibited relationship” as defined in subsection 66(12.671) of the Tax Act;

(bb)
the Corporation will file, within the time(s) prescribed by the Tax Act or the Regulations, as applicable, all forms required under the Tax Act or the Regulations necessary to effectively renounce Qualifying Expenditures equal to the Subscription Amount to the Subscriber effective on or before December 31, 2007 and to provide the Subscriber with a copy of all such forms as required to be provided thereto, all on a timely basis;

(cc)
the Corporation will renounce Qualifying Expenditures pursuant to this Subscription Agreement and other subscription agreements entered into pursuant to the Offering pro rata based on the number of Flow-Through Shares issued or to be issued pursuant hereto and thereto before or concurrent with the renouncing of Qualifying Expenditures pursuant to any other agreement (a “Subsequent Agreement”) which the Corporation shall, after the Closing Date, enter into and if the Corporation is required by the Tax Act or the Regulations or the Minister of National Revenue to reduce Qualifying Expenditures previously renounced to Subscribers pursuant to this Subscription Agreement and all other subscription agreements entered into in connection with the Offering in respect of Flow-Through Shares, such reduction shall, to the extent possible, be made pro rata based on the number of Flow-Through Shares issued pursuant to the Offering only after it has first reduced to the extent possible all Qualifying Expenditures renounced to persons under Subsequent Agreements;

(dd)
the Corporation has no reason to believe that it will be unable to incur Qualifying Expenditures during the Expenditure Period in an amount equal to the Subscription Amount or that it will be unable to renounce to the Subscriber effective on or before December 31, 2007, Qualifying Expenditures in an amount equal to the Subscription Amount;

(ee)	that the Corporation is carrying on business in Canada for the purposes of the Tax Act; and

(ff)	that the Flow-Through Shares do not constitute “United States real property interests” within the meaning of the Internal Revenue Code of the United States.

6.	Covenants, Representations and Warranties of the Subscriber Regarding the Flow-Through Shares. The Subscriber covenants, agrees and represents and warrants to the Corporation that:

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(a)
the Subscriber or beneficial purchaser, as the case may be, deals and will continue to deal at arm’s length with the Corporation, for purposes of the Tax Act, at all times which are relevant for this Subscription Agreement;

(b)
if the Subscriber or beneficial purchaser, as the case may be, is a corporation, trust or partnership, it does not have and will not have in respect of a renunciation of Qualified Expenditures hereunder a “prohibited relationship” with the Corporation within the meaning of subsection 66(12.671) of the Act;

(c)
neither the Subscriber, nor the beneficial purchaser, as the case may be, will enter into any agreement or arrangement which will cause the Flow-Through Shares to become “prescribed shares” for purposes of the Tax Act; and

(d)	the Subscriber is not a non-resident of Canada for purposes of the Tax Act.

7.
Subscriber’s Representations, Warranties, Covenants & Acknowledgments.  The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants, covenants and acknowledges to the Corporation and the Agent (and acknowledges that the Corporation and the Agent and respective counsel are relying thereon), that both at the date hereof and at the Closing Time:

(a)
Authorization and Effectiveness.  If the Subscriber is an individual, it is of the full age of majority and has all requisite legal capacity and competence to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder, or if the Subscriber is a corporation, the Subscriber is a valid and subsisting corporation, has the necessary corporate capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has taken all necessary corporate action in respect thereof or, if the Subscriber is a partnership, syndicate or other form of unincorporated organization, the Subscriber has the necessary legal capacity and authority to execute and deliver this Subscription Agreement and to observe and perform its covenants and obligations hereunder and has obtained all necessary approvals in respect thereof, and, if the Subscriber is subscribing for Flow-Through Shares hereunder as agent for a principal, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such principal and, in any case, upon acceptance by the Corporation, this Subscription Agreement has been duly and validly authorized, executed and delivered by the Subscriber and constitutes a legal, valid and binding contract of the Subscriber (and any beneficial purchaser whom the Subscriber is subscribing on behalf of) enforceable against the Subscriber (and any beneficial purchaser whom the Subscriber is subscribing on behalf of) in accordance with its terms and will not result in a violation of any of the Subscriber’s applicable constating documents, any of the terms or provisions of any law applicable to the Subscriber or any agreement to which the Subscriber is a party or by which it is bound;

(b)	Residence. The Subscriber is a resident of the jurisdiction referred to under “Subscriber’s Particulars” on page 1 hereof;

(c)
No Offering Memorandum.  The Subscriber has not received, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document (other than financial statements, interim financial statements or any other document, the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective subscribers in order to assist it in making an investment decision in connection with this Offering and it has not become aware of any advertisement in printed media of general and regular paid circulation (or other printed public media) or on radio, television or telecommunications or other form of advertisement (including electronic display such as the Internet) with respect to the distribution of the Flow-Through Shares;

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(d)
Purchasing as Principal.  Except as provided in subsection 7(f) hereof, the Subscriber is purchasing the Flow-Through Shares as principal (as defined in all applicable Securities Laws) for its own account, and not for the benefit of any other person;

(e)
Purchasing for Investment Only.  Except as provided in subsection 7(f) hereof, the Subscriber is purchasing the Subscriber’s Flow-Through Shares for investment only and not with a view to resale or distribution.  The Subscriber is aware that no prospectus has been filed with any of the Securities Commissions or similar regulatory authority in connection with the sale of the Flow-Through Shares, and it is purchasing the Flow-Through Shares pursuant to an exemption from the prospectus requirement or similar requirement under applicable Securities Laws and, as a consequence: (i) it is restricted from using most of the civil remedies available under Securities Laws; (ii) it may not receive information that would otherwise be required to be provided to it under Securities Laws; and (iii) the Corporation is relieved of certain obligations that would otherwise apply under Securities Laws;

(f)
Purchasing as Agent or Trustee.  In the case of the purchase hereunder by the Subscriber of Flow-Through Shares as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, each beneficial purchaser of the Flow-Through Shares hereunder is purchasing the Flow-Through Shares as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution, is a resident of the jurisdiction as set out under “Subscriber’s Particulars” on page 1 hereof, and the Subscriber has due and proper authority to act as agent or trustee for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby, and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, such beneficial purchaser, and:

(i)
it is an “accredited investor” as defined in paragraph (p) or (q) of the definition of “accredited investor” in NI 45-106 provided, however that it is not a trust company or trust corporation registered under the laws of Prince Edward Island that is not registered under the Trust and Loan Companies Act (Canada) or under comparable legislation in another jurisdiction of Canada and has concurrently executed and delivered the Accredited Investor Status Certificate in the form attached hereto as Schedule A and has initialled indicating that the Subscriber satisfies the category of “accredited investor” set forth in paragraph (p) or (q) thereof; or

(ii)
the Subscriber is acting as agent for one or more disclosed principals, each of which principal is purchasing as a principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Flow-Through Shares, and each of which principals complies with subsection 7(g) below;

(g)	Subscriber Has Benefit of Statutory Exemptions. Unless the Subscriber complies with the provisions of subsection 7(f) hereof, the Subscriber fully complies with one of the criteria set forth below:

[MARK BELOW THE CATEGORY WHICH DESCRIBES YOU]

(i) ❒
it is a resident of a Designated Province and is an “accredited investor” as such term is defined in NI 45-106 and specifically represents and warrants that one or more of the categories set forth in the Accredited Investor Status Certificate correctly, and in all respects, describes the Subscriber and the Subscriber has so indicated by marking the box next to the category which so describes it and executing and delivering a copy of the Accredited Investor Status Certificate attached hereto as Schedule A with this Subscription Agreement and if the Subscriber is purchasing Flow-Through Shares as an “accredited investor” as defined in paragraph (m) of the definition of “accredited investor” in NI 45-106 it is not a person created or used solely to purchase or hold securities as an “accredited investor”; or

11	Canada - BC, AB, ON, QB

(ii) ❒	it is a resident of British Columbia or Alberta and in the case of subclauses D, E and F, and if applicable H or I, it has completed and duly executed Schedule B, and it is:

[CIRCLE THE APPROPRIATE SUBCLAUSE A - I]

A.
a “director”, “executive officer” or “control person” (as such terms are defined in NI 45-106 and reproduced in Schedule A to this Subscription Agreement) of the Corporation or of an affiliate of the Corporation; or

B.	a spouse, parent, grandparent, brother, sister or child of any person referred to in subclause A above; or

C.	a parent, grandparent, brother, sister or child of the spouse of any person referred to in subclause A above; or

D.	a “close personal friend” (within the meaning thereof as set out in Companion Policy 45-106CP to NI 45-106) of any person referred to in subclause A above and; or

E.	a “close business associate” (within the meaning thereof as set out in Companion Policy 45-106CP to NI 45-106) of any person referred to in subclause A above; or

F.
a “founder” (as such term is defined in NI 45-106 and reproduced in Schedule A to this Subscription Agreement) of the Corporation or a spouse, parent, grandparent, brother, sister, child, close personal friend or close business associate of a founder of the Corporation; or

G.	a parent, grandparent, brother, sister or child of the spouse of a founder of the Corporation; or

H.	a person or company of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons referred to in subclauses A to G above; or

I.	a trust or estate of which all of the beneficiaries or a majority of the trustees are persons described in subclauses A to G above; or

(Note:  for the purposes of subparagraphs (D) and (F) above, a person is not a” close personal friend” solely because the individual is a relative or a member of the same organization, association or religious group or because the individual is a client, customer or former client or customer, nor is an individual a close personal friend as a result of being a close personal friend of a close personal friend of one of the listed individuals above, rather the relationship must be direct.  A close personal friend is one who knows the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness.  Further, for the purposes of subparagraphs (E) and (F) above, a person is not a "close business associate" if the person is a casual business associate or a person introduced or solicited for purposes of purchasing securities nor is the individual a close business associate solely because the individual is a client, customer, former client or customer, nor is the individual a close business associate if they are a close business associate of a close business associate of one of the listed individuals above, rather the relationship must be direct.  A close business associate is an individual who had sufficient prior dealings with the director, executive officer, founder or control person to be in a position to assess their capabilities and trustworthiness.)

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(iii) ❒	it is a resident of Ontario and it has purchased the Flow-Through Shares as principal and it is:

[CIRCLE THE APPROPRIATE SUBCLAUSE A - D]

A.	a founder of the Corporation;

B.	an affiliate of a founder of the Corporation;

C.	a spouse, parent, brother, sister, grandparent or child of an executive officer, director or founder of the Corporation; or

D.	a person that is a control person of the Corporation; or

(iv) ❒
it is purchasing the Flow-Through Shares as principal and is purchasing a sufficient number of Flow-Through Shares such that the aggregate acquisition cost to the Subscriber is not less than $150,000, paid in cash at the time of the trade; provided however that the Subscriber has not been created or used solely to purchase or hold securities in reliance on this exemption; or

(v) ❒
it is an “employee”, “executive officer”, “director” or “consultant” (as such terms (other than employee) are defined in NI 45-106 and reproduced in Appendix A to this Subscription Agreement) of the Corporation or a related entity of the Corporation or a permitted assign (as defined in Ni 45-106) of such person and its participation in the trade is voluntary, meaning it is not induced to participate in the trade by expectation of employment or continued employment with the Corporation or a related entity of the Corporation; or

(vi) ❒
it is a resident of a jurisdiction referred to in the preceding paragraphs but it is not purchasing thereunder, and instead is purchasing pursuant to a statutory exemption or an exemption order permitting such purchase, which exemption or order has the effect of eliminating any requirement for a prospectus or similar disclosure document in respect of the purchase of Flow-Through Shares by the Subscriber, the details of which are disclosed to the Corporation to its satisfaction;

(h)
Residents of Other Jurisdictions.  If the Subscriber is a resident of any jurisdiction not referred to in subsection 7(g) it complies with all requirements under applicable securities legislation and shall deliver to the Corporation such particulars of the exemption(s) and the Subscriber’s qualifications thereunder as the Corporation may reasonably request and it acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Flow-Through Shares; and

(ii)	there is no government or other insurance covering the Flow-Through Shares; and

(iii)	there are risks associated with the purchase of the Flow-Through Shares; and

13	Canada - BC, AB, ON, QB

(iv)
there are restrictions on the Subscriber’s (and if applicable, each beneficial purchaser for whom the Subscriber is contracting hereunder) ability to resell the Flow-Through Shares and it is the responsibility of the Subscriber (and if applicable, each beneficial purchaser for whom the Subscriber is contracting hereunder) to find out what those restrictions are and to comply with them before selling the Flow-Through Shares; and

(v)
the Corporation has advised the Subscriber that the Corporation is relying on exemptions from the requirements to provide the Subscriber with a prospectus under the applicable securities legislation of the province or territory in which the Subscriber is resident, and, as a consequence of acquiring Flow-Through Shares pursuant to these exemptions, certain protections, rights and remedies provided by the applicable securities legislation of the province or territory in which the Subscriber is resident, including statutory or contractual rights of rescission or damages, will not be available to the Subscriber; and

(i)
No Undisclosed Information.  The Subscriber’s Flow-Through Shares are not being purchased by the Subscriber as a result of any material information concerning the Corporation that has not been publicly disclosed and the Subscriber’s decision to enter into this Subscription Agreement and acquire the Subscriber’s Flow-Through Shares has not been made as a result of any oral or written representation as to fact or otherwise made by or on behalf of the Corporation or any other person and is based entirely upon currently available public information concerning the Corporation;

(j)
Investment Suitability.  The Subscriber and any beneficial purchaser referred to in subsection 7(f) hereof has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of the investment hereunder in the Flow-Through Shares and is able to bear the economic risk of loss of such investment;

(k)
Subscription Funds.  The Subscriber represents and warrants that the funds representing the Subscription Amount which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA.  To the best of its knowledge: (a) none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States of America, or any other jurisdiction or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (b) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true and provide the Corporation with appropriate information in connection therewith; and

(l)	Further Acknowledgments. The Subscriber acknowledges that:

(i)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Flow-Through Shares;

(ii)	there is no government or other insurance covering the Flow-Through Shares;

(iii)	there are risks associated with the purchase of the Flow-Through Shares;

(iv)
there are restrictions on the Subscriber’s ability to resell the Flow-Through Shares and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Flow-Through Shares;

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(v)
all certificates representing Flow-Through Shares held by the Subscriber will have a legend affixed thereto which describes certain resale restrictions applicable under Securities Laws applicable in the Designated Provinces and, if applicable, the United States;

(vi)
except for this Subscription Agreement and the Agency Agreement including the representations and warranties made by the Corporation therein, it has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation or the Agent, such publicly available information having been delivered to the Subscriber without independent investigation or verification by the Agent, and agrees that the Agent and Agent’s counsel assume no responsibility or liability of any nature whatsoever for the accuracy, adequacy or completeness of the publicly available information or as to whether all information concerning the Corporation required to be disclosed by the Corporation has been generally disclosed and acknowledges that the Corporation’s counsel and the Agent’s counsel are acting as counsel to the Corporation and the Agent, respectively, and not as counsel to the Subscriber.

The Subscriber acknowledges and agrees that the foregoing representations, warranties and acknowledgments are made by it with the intention that they may be relied upon in determining its eligibility or (if applicable) the eligibility of others on whose behalf it is contracting hereunder to purchase the Flow-Through Shares under applicable Securities Laws.  The Subscriber further agrees that acceptance of delivery of certificates for the Flow-Through Shares by or on behalf of the Subscriber on the Closing Date, it shall be representing and warranting that the foregoing representations and warranties are true and correct as at the Closing Time with the same force and effect as if they had been made by the Subscriber at the Closing Time and that they shall survive the purchase by the Subscriber of the Flow-Through Shares and shall continue in full force and effect notwithstanding any subsequent disposition by the Subscriber of the Flow-Through Shares. The Subscriber undertakes to notify the Agent immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

8.	U.S. Matters. The Subscriber:

(a)
No U.S. Registration.  The Subscriber is aware that the Flow-Through Shares have not been registered and will not be registered under the U.S. Securities Act or the securities laws of any state and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration;

(b)
No Sale in the U.S.  The Subscriber acknowledges the Flow-Through Shares have not been offered to the Subscriber in the United States, and the individuals making the order to purchase the Flow-Through Shares or executing and delivering this Subscription Agreement on behalf of the Subscriber were not in the United States when the order was placed and this Subscription Agreement was executed and delivered;

(c)
Not a U.S. Person.  The Subscriber is not a “U.S. Person” (as defined in Regulation S under the U.S. Securities Act, which definition includes, but is not limited to, an individual resident in the United States, an estate or trust of which any executor or administrator or trustee, respectively, is a U.S. Person and any partnership or corporation organized or incorporated under the laws of the United States) and is not purchasing the Flow-Through Shares on behalf of, or for the account or benefit of, a person in the United States or a U.S. Person;

(d)
Will Not Sell in U.S.  The Subscriber undertakes and agrees that it will not offer or sell the Flow-Through Shares in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and further that it will not resell the Flow-Through Shares except in accordance with the provisions of applicable securities laws;

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(e)
Reliance on Exemptions.  The Subscriber acknowledges that the Offering has not been reviewed by the United States Securities and Exchange Commission (the “SEC”) or any state agency because it is intended to be an offshore transaction pursuant to Regulation S (“Regulation S”) as promulgated by the SEC under the U.S. Securities Act, as amended.  The Subscriber understands that the Corporation is relying in part upon the truth and accuracy of, and the Subscriber’s compliance with the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Flow-Through Shares;

(f)
Offshore Transaction.  The Subscriber agrees that it is acquiring the Flow-Through Shares in an offshore transaction pursuant to Regulation S, promulgated under the U.S. Securities Act, and hereby represents to the Corporation as follows:

(i)	the Subscriber is outside the United States when receiving and executing this Subscription Agreement; and

(ii)
the Subscriber has not acquired the Flow-Through Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of the Flow-Through Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Flow-Through Shares; provided, however, that the Subscriber may sell or otherwise dispose of the Flow-Through Shares pursuant to registration of the Flow-Through Shares under the U.S. Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(g)
Compliance with U.S. Securities Laws.  The Subscriber agrees that the Corporation will refuse to register any transfer of the Flow-Through Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the U.S. Securities Act, or pursuant to an available exemption from the registration requirements of the U.S. Securities Act and in accordance with applicable state and provincial securities laws;

(h)
Distribution Compliance Period.  The Subscriber understands and agrees that offers and sales of any of the Flow-Through Shares prior to the expiration of a period of two years after the date of transfer of the Flow-Through Shares under this Subscription Agreement (the “Distribution Compliance Period”), shall only be made in compliance with the safe harbor provisions set forth in Regulation S, pursuant to the registration provisions of the U.S. Securities Act or an exemption therefrom, and that all offers and sales after the Distribution Compliance Period shall be made only in compliance with the registration provisions of the U.S. Securities Act or an exemption therefrom, and in each case only in accordance with all applicable securities laws; and

(i)
Legends.  The Subscriber understands that the certificates representing the Flow-Through Shares, until such time as they have been registered under the U.S. Securities Act may have a distinct CUSIP number from other Common Shares of the Corporation and shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such certificates or other instruments):

THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

16	Canada - BC, AB, ON, QB

The legend set forth above shall be removed and the Corporation shall issue a certificate without such legend to the holder of the Flow-Through Shares upon which it is stamped, if (a) such Flow-Through Shares are being sold pursuant to a registration statement under the U.S. Securities Act, or (b) such holder delivers to the Corporation an opinion of counsel, in a reasonably acceptable form, to the Corporation that a disposition of the Flow-Through Shares is being made pursuant to an exemption from such registration.

9.	Covenants of the Subscriber. The Subscriber will:

(a)
not resell any of the Flow-Through Shares acquired (directly or indirectly) hereunder, in whole or in part, directly or indirectly, except in accordance with the provisions of applicable Securities Laws;

(b)
execute, deliver, file and otherwise assist the Corporation in filing such further reports, undertakings, agreements, documents and writings, do all acts and things, and provide such further assurances as may be required to give effect to this Subscription Agreement as required, and, without limiting the generality of the foregoing, will execute and deliver all documents, agreements and writings and provide such assurances, undertakings, information and investment letters as may be required from time to time by the Securities Commissions or other regulatory authorities having jurisdiction over the Corporation’s affairs or as may be required under the applicable Securities Laws with respect to the issue and resale of the Flow-Through Shares; and

(c)	provide the Corporation and applicable securities regulatory authorities, on request, particulars as to the identity of any undisclosed principals as may be required by the Corporation.

10.
No Representations.  The Subscriber acknowledges that no person has made to the Subscriber any written or oral representations that any person will resell or repurchase the Flow-Through Shares, that any person will refund the Subscription Amount of the Flow-Through Shares, or to the future price or value of the Flow-Through Shares.  In addition, except as provided in this Subscription Agreement, the Subscriber has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation.

11.
Subscriber’s Expenses.  The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of special counsel retained by the Subscriber) relating to the purchase of the Flow-Through Shares shall be borne by the Subscriber.

12.
Legal and Tax Advice.  The Subscriber acknowledges and agrees that it is solely responsible for obtaining such legal advice and tax advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement and the completion of the transactions contemplated hereby.  The Subscriber further acknowledges and agrees that the Corporation’s legal counsel is acting exclusively on the Corporation’s behalf and not as counsel to the Subscriber.

13.
Indemnity.  The Subscriber agrees to indemnify and hold harmless the Corporation, the Agent and their respective directors, officers, employees, agents, partners, advisers, affiliates and shareholders from and against any and all loss, liability, claim, damage and expense (including, but not limited to, any and all fees, costs and expenses reasonably incurred in investigating, preparing or defending against any claim, law suit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein or in any document furnished by the Subscriber to the Corporation in connection herewith being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber herein or in any document furnished by the Subscriber to the Corporation in connection herewith.

17	Canada - BC, AB, ON, QB

14.
Assignment.  The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber, the Corporation and their respective successors and assigns; provided that this Subscription Agreement shall not be assignable by the Subscriber without the prior written consent of the Corporation.

15.
Personal Information.  This Subscription Agreement and the schedules hereto require the Subscriber to provide certain personal information to the Corporation.  Such information is being collected by the Corporation for the purposes of completing this offering of Flow-Through Shares, which includes, without limitation, determining the Subscriber’s eligibility to purchase the Flow-Through Shares under applicable Securities Laws, preparing and registering certificates representing Flow-Through Shares to be issued to the Subscriber and completing filings required by any securities regulatory authority. The Subscriber’s personal information may be disclosed by the Corporation to: (a) stock exchanges and securities regulatory authorities, (b) the Corporation’s registrar and transfer agent, (c) CRA, and (d) any of the other parties involved in this offering of Flow-Through Shares, including the Corporation’s legal counsel.  By executing this Subscription Agreement, the Subscriber is deemed to be consenting to the foregoing collection, use and disclosure of the Subscriber’s personal information.  The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents described in this Subscription Agreement as may be required to be filed with any securities regulatory authority in connection with the transactions contemplated by this Subscription Agreement and the inclusion of them in the closing books prepared in connection with the transactions contemplated by this Subscription Agreement.  The Subscriber hereby acknowledges that it has been notified by the Corporation: (i) of the delivery to the Ontario Securities Commission (the “OSC”) of the Subscriber’s personal information; (ii) that the Subscriber’s personal information is being collected indirectly by the OSC under the authority granted to it in the securities legislation; (iii) the Subscriber’s personal information is being collected for the purposes of the administration and enforcement of the securities legislation of Ontario; and (iv) the contact information of the public official in Ontario who can answer questions about the OSC’s indirect collection of personal information is, Administrative Assistant to the Director of Corporate Finance, the Ontario Securities Commission, Suite 1903, Box 5520, Queen Street West, Toronto, Ontario, M5H 3S8, telephone (416) 593-8086, facsimile (416) 593-8252.

16.	Survival. All representations, warranties, agreements and covenants made or deemed to be made by the Subscriber herein will survive Closing of the Offering.

17.
Governing Law.  This Subscription Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta and the federal laws of Canada applicable therein.  The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, and the Corporation hereby irrevocably attorn to the jurisdiction of the courts of the Province of Alberta with respect to any matters arising out of this Subscription Agreement and agree to be bound by any suit, action or proceeding commenced in such courts and by any order or judgment resulting from such suit, action or proceeding.  Each of the parties hereto irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

18.
Facsimile Subscriptions and Counterparts.  The Corporation shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription Agreement, including the completed schedule hereto, and acceptance by the Corporation of such facsimile copy shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.  This Subscription Agreement may be executed in any number of counterparts, each of which when delivered, either in original or facsimile form, shall be deemed to be an original and all of which together shall constitute one and the same document.

18	Canada - BC, AB, ON, QB

19.
Entire Agreement and Modification.  This Subscription Agreement (including the schedules hereto) contains the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.  Subject to the terms hereof, neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

20.	Headings. The headings contained herein are for convenience only and shall not affect the meanings or interpretation hereof.

21.
Language.  The Subscriber acknowledges its consent and requests that all documents evidencing or relating in any way to its purchase of Flow-Through Shares be drawn up in the English language only.  Nous reconnaissons par les présentes avoir consenti et demandé que tous les documents faisant foi ou se rapportant de quelque manière à notre achat des actions accréditives soient rédigés en anglais seulement.

22.	Time of Essence. Time is of the essence of this Subscription Agreement.

23.	Effective Date. This Subscription Agreement is intended to and shall take effect on the Closing Date, notwithstanding its actual date of execution or delivery by any of the parties.

24.	Currency. Except if specifically stated otherwise, all dollar amounts herein (including the Schedule hereto) are in Canadian dollars.

25.
Severability.  If any one or more of the provisions contained in this Subscription Agreement should be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless in either case as a result of such determination this Subscription Agreement would fail of its essential purpose.

A-1	Canada - BC, AB, ON, QB

SCHEDULE A

ACCREDITED INVESTOR STATUS CERTIFICATE

The undersigned Subscriber hereby represents and warrants to the Corporation, as an integral part of the attached Subscription Agreement, that he, she or it is correctly and in all respects described by the category or categories set forth directly next to which the Subscriber has marked below.

[MARK BELOW THE CATEGORY OR CATEGORIES WHICH DESCRIBES YOU]

❒	(a)	A Canadian financial institution, or a Schedule III bank.
❒	(b)	The Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada).
❒	(c)
A subsidiary of any person referred to in paragraphs  (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary.

❒	(d)
A person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador).

❒	(e)	An individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d).
❒	(f)	The Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada.
❒	(g)
A municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec.

❒	(h)	Any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government.
❒	(i)	A pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada.
❒	(j)
An individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000.

❒	(k)
An individual whose net income before taxes exceeded $200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed the net income level in the current calendar year.

❒	(l)	An individual who, either alone or with a spouse, has net assets of at least $5,000,000.
❒	(m)	A person, other than an individual or investment fund, that has net assets of at least $5,000,000 as shown on its most recently prepared financial statements.
❒	(n)	An investment fund that distributes or has distributed its securities only to:
		(A)	a person that is or was an accredited investor at the time of the distribution,
		(B)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 and 2.19 of NI 45-106, or
		(C)	a person described in paragraph (A) or (B) that acquires or acquired securities under section 2.18 of NI 45-106.
❒	(o)
An investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt.

❒	(p)
A trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be.

A-2	Canada - BC, AB, ON, QB

❒	(q)	A person acting on behalf of a fully managed account managed by that person, if that person:
		(A)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and
		(B)	in Ontario, is purchasing a security that is not a security of an investment fund.
❒	(r)
A registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded.

❒	(s)	An entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function.
❒	(t)
A person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors.

❒	(u)	An investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser.
❒	(v)	A person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as:
		(A)	an accredited investor, or
		(B)	an exempt purchaser in Alberta or British Columbia.

Note:                      A summary of the meanings of certain of the terms used in this Accredited Investor Status Certificate follows the signature block below.

DATED  ________________________________________, 2007

_______________________________________________
Name of Subscriber  (please print)

By:         ________________________________________

_______________________________________________
Official Capacity or Title, if any  (please print)

_______________________________________________
Name of Authorized Signing Authority (please print)

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For the purposes of this Accredited Investor Status Certificate the following definitions are included for convenience:

(a)	“affiliate” means an issuer connected with another issuer because

(i)	one of them is the subsidiary of the other;

(ii)	each of them is controlled by the same person; or

(iii)	for the purposes of Saskatchewan securities law, both are subsidiaries of the same issuer;

(b)	“bank” means a bank named in Schedule I or II of the Bank Act (Canada);

(c)	“Canadian financial institution” means:

(i)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act; or

(ii)
a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada;

(d)	“consultant” means, for an issuer, a person, other than an employee, executive officer, or director of the issuer or of a related entity of the issuer, that:

(i)	is engaged to provide services to the issuer or a related entity of the issuer, other than services provided in relation to a distribution;

(ii)	provides the services under a written contract with the issuer or a related entity of the issuer; and

(iii)	spends or will spend a significant amount of time and attention on the affairs and business of the issuer or a related entity of the issuer,

and includes, for an individual consultant, a corporation of which the individual consultant is an employee or shareholder, and a partnership of which the individual consultant is an employee or partner;

(e)
“control person” has the same meaning as in securities legislation except in Manitoba, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Prince Edward Island and Québec, where control person means any person that holds or is one of a combination of persons that holds:

(i)	a sufficient number of any securities of an issuer so as to affect materially the control of the issuer; or

(ii)	more than 20% of the outstanding voting securities of an issuer except where there is evidence showing that the holding of those securities does not affect materially the control of that issuer;

(f)	“debt security” means any bond, debenture, note or similar instrument representing indebtedness, whether secured or unsecured;

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(g)	“director” means:

(i)	a member of the board of directors of a company or an individual who performs similar functions for a company; and

(ii)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company;

(h)	“eligibility adviser” means:

(i)
a person that is registered as an investment dealer or in an equivalent category of registration under the securities legislation of the jurisdiction of a purchaser and authorized to give advice with respect to the type of security being distributed; and

(ii)
in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not:

(A)	have a professional, business or personal relationship with the issuer, or any of its directors, executive officers, founders, or control persons, and

(B)
have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the issuer or any of its directors, executive officers, founders or control persons within the previous 12 months;

(i)	“executive officer” means, for the Corporation, an individual who is:

(i)	a chair, vice-chair or president;

(ii)	a vice-president in charge of a principal business unit, division or function including sales, finance or production;

(iii)	an officer of the Corporation or any of its subsidiaries and who performs a policy-making function in respect of the Corporation; or

(iv)	performing a policy-making function in respect of the Corporation;

(j)	“financial assets” means:

(i)	cash;

(ii)	securities; or

(iii)	a contract of insurance, a deposit or an evidence of a deposit that is not a security for the purposes of securities legislation;

(k)	“foreign jurisdiction” means a country other than Canada or a political subdivision of a country other than Canada;

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(l)	“founder” means, in respect of an issuer, a person who,

(i)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the issuer, and

(ii)	at the time of the trade is actively involved in the business of the issuer;

(m)
“fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

(n)	“individual” means a natural person, but does not include

(i)	a partnership, unincorporated association, unincorporated syndicate, unincorporated organization or a trust, or

(ii)	a natural person in the person’s capacity as trustee, executor, administrator or other legal representative;

(o)
“investment fund” means a mutual fund or a non-redeemable investment fund, and, for greater certainty in British Columbia, includes an EVCC and a VCC, both as defined in National Instrument 81-106 Investment Fund Continuous Disclosure;

(p)	“jurisdiction” means a province or territory of Canada except when used in the term foreign jurisdiction;

(q)
“mutual fund” includes an issuer of securities that entitles the holder to receive on demand or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in part of the net assets, including a separate fund or trust account, of the issuer of the securities;

(r)	“NI 45-106” means National Instrument 45-106 Prospectus and Registration Exemptions;

(s)	“non-redeemable investment fund” means an issuer,

(i)	whose primary purpose is to invest money provided by its securityholders;

(ii)
that does not invest for the purpose of exercising or seeking to exercise effective control of an issuer, other than an issuer that is a mutual fund or a non-redeemable investment fund or for the purpose of being actively involved in the management of any issuer in which it invests, other than an issuer that is a mutual fund or a non-redeemable investment fund; and

(iii)	that is not a mutual fund;

(t)	“person” includes:

(i)	an individual;

(ii)	a corporation;

(iii)	a partnership, trust, fund and an association, syndicate, organization or other organized group of persons, whether incorporated or not; and

A-6	Canada - BC, AB, ON, QB

(iv)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative;

(u)	“related liabilities” means:

(i)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(ii)	liabilities that are secured by financial assets;

(v)	“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada);

(w)	“spouse” means, an individual who:

(i)	is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada), from the other individual;

(ii)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender; or

(iii)	in Alberta, is an individual referred to in paragraph (i) or (ii), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta); and

(x)	“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

All monetary references in this Schedule A are in Canadian dollars.

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SCHEDULE B

CLOSE PERSONAL FRIEND / CLOSE BUSINESS ASSOCIATE QUESTIONNAIRE

To be completed by Subscribers to whom section 7(g)(ii)(D), (E) or (F) of the Subscription Agreement applies.

Name of director, executive officer, control person or founder

Length of relationship

Details of relationship or prior business dealings

The undersigned understands that the Corporation is relying on this information in determining to sell securities to the undersigned in a manner exempt from the registration and prospectus requirements of applicable securities laws.

Dated:    _________________________, 2007
Print name of Subscriber

By:	Signature
Print name of Signatory (if different from Subscriber)
Title

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SCHEDULE C

NOTE:  IF YOU HAVE ALREADY COMPLETED THIS FORM FOR ANOTHER TRANSACTION PLEASE

INDICATE IN THE FIRST QUESTION THAT IT IS ALREADY ON FILE WITH THE EXCHANGE.

FORM 4C CORPORATE PLACEE REGISTRATION FORM

Where subscribers to a Private Placement are not individuals, the following information about the placee must be provided.  This Form will remain on file with the Exchange.  The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates.  If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed companies.  If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name: __________________________________________________________________

(b)	Complete Address: ________________________________________________________

________________________________________________________________________

(c)	Jurisdiction of Incorporation or Creation: _________________________________________

2. (a)	Is the Placee purchasing securities as a portfolio manager (Yes/No)? __________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada (Yes/No)? __________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)
It is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)
it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in ________________ [jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)
it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

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4.	If the answer to 2(a). above was “No”, please provide the names and addresses of control persons of the Placee:

Name	City	Province or State	Country

The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions (See for example, sections 87 and 111 of the Securities Act (British Columbia) and sections 176 and 182 of the Securities Act (Alberta).

Acknowledgement - Personal Information

“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(a)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(b)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

Dated at _________________________ on ______________________________________.

(Name of Purchaser - please print)

(Authorized Signature)

(Official Capacity - please print)

(please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT